UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2023

SOUTHWEST AIRLINES CO.
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611
Dallas,	Texas	75235-1611
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (214) 792-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01    Regulation FD Disclosure.
Southwest Airlines Co. (the "Company") is providing updated guidance regarding selected financial trends. The Company's President and Chief Executive Officer, Bob Jordan, will be presenting at the J.P. Morgan Industrials Conference today, March 14, 2023, at 9:40 a.m. Eastern Standard Time. A live webcast of the Company's 2023 J.P. Morgan Industrials Conference presentation is available on the Company's website at www.southwestairlinesinvestorrelations.com, in the Events and Presentations section under Upcoming Events. Likewise, a replay of the webcast will be made available following the conclusion of the live event. The slides used in conjunction with today's presentation are furnished herein as Exhibit 99.1 and are incorporated by reference into this Item 7.01.

The following tables present updated selected financial guidance for first quarter and full year 2023. These projections are based on current booking trends and the Company's current outlook, and actual results could differ materially.

	1Q 2023 Estimation	Previous estimation
Operating revenue, year-over-year	Up 21% to 23%	Up 20% to 24%
ASMs (a), year-over-year	Up ~10%	No change
Economic fuel costs per gallon[1] (b)	$3.10 to $3.20	$3.25 to $3.35
Fuel hedging premium expense per gallon	$0.06	No change
Fuel hedging cash settlement gains per gallon	$0.13	$0.16
CASM-X (c), year-over-year[2]	Up 5.5% to 6.5%	Up 2% to 4%
Scheduled debt repayments (millions)	~$60	No change
Interest expense (millions)	~$65	No change

	2023 Estimation	Previous estimation
ASMs (a), year-over-year	Up 15% to 16%	Up 16% to 17%
Economic fuel costs per gallon[1] (b)	$2.65 to $2.75	$2.90 to $3.00
Fuel hedging premium expense per gallon	$0.06	No change
Fuel hedging cash settlement gains per gallon	$0.10	$0.14
CASM-X (c), year-over-year[2]	Down 3.5% to 5.5%	Down 6% to 8%
Scheduled debt repayments (millions)	~$85	No change
Interest expense (millions) (d)	~$250	No change
Aircraft (e)	833	843
Capital spending (billions) (f)	~$4.0	$4.0 to $4.5
(a) Available seat miles (ASMs, or capacity). The Company's flight schedule is currently published for sale through November 4, 2023.
(b) Based on the Company's existing fuel derivative contracts and market prices as of March 9, 2023.
(c) Operating expenses per available seat mile, excluding fuel and oil expense, profitsharing, and special items.
(d) Based on scheduled debt repayments and current interest rates, the Company currently expects 2023 interest income to more than offset 2023 interest expense.
(e) Aircraft on property, end of period. The Company now estimates approximately 90 Boeing 737-8 (-8) aircraft deliveries in 2023, compared with its previous guidance of approximately 100 -8 aircraft deliveries. The Company continues to expect to retire 27 Boeing 737-700 (-700) aircraft in 2023. As a result, the Company now expects to end 2023 with 833 aircraft. The delivery schedule for the Boeing

737-7 (-7) is dependent on the Federal Aviation Administration (FAA) issuing required certifications and approvals to The Boeing Company (Boeing) and the Company. The FAA will ultimately determine the timing of the -7 certification and entry into service, and the Company therefore offers no assurances that current estimations and timelines are correct.
(f) The Company now estimates its 2023 capital spending to be approximately $4.0 billion, which assumes approximately 90 -8 aircraft deliveries, compared with its previous 2023 capital spending estimate in the range of $4.0 billion to $4.5 billion, which assumed approximately 100 -8 aircraft deliveries. The Company's full year 2023 aircraft capital spending and non-aircraft capital spending is currently estimated to be approximately $2.8 billion and $1.2 billion, respectively.

The Company continues to estimate a negative revenue impact in the range of $300 million to $350 million in first quarter 2023, primarily isolated to January and February, associated with the December 2022 operational disruptions. However, the Company also continues to experience strong revenue trends in March 2023, primarily driven by strong yields and notable strength in Rapid Rewards® redemptions. Additionally, the Company continues to expect March 2023 managed business revenues to be roughly restored to March 2019 levels. Looking ahead, and based on current trends, bookings for second quarter 2023 appear solid and in line with expectations.

The Company now expects first quarter 2023 CASM-X to increase in the range of 5.5 percent to 6.5 percent, compared with its previous estimate to increase in the range of 2 percent to 4 percent, both year-over-year. Approximately half of the increase is attributable to an increase in expenses related to the December 2022 operational disruptions, including expected travel expense reimbursements to Customers and an increase in the estimated redemption rate of Rapid Rewards points offered as a gesture of goodwill to Customers. An additional point of the first quarter 2023 CASM-X increase is due to anticipated technology spend and other operational disruption-related expenses, and the remainder of the increase is primarily due to the timing of maintenance and airport costs. Furthermore, the Company now expects its full year 2023 CASM-X to decrease in the range of 3.5 percent to 5.5 percent—a two-and-a-half-point increase compared with its previous estimate to decrease in the range of 6 percent to 8 percent, both year-over-year. Approximately one point of the increase is attributable to the expected reduction in full year 2023 capacity compared with previous guidance. The remainder of the increase is primarily due to anticipated technology spend and other operational disruption-related expenses. Based on the Company's current plan to further invest in operational resiliency, full year 2023 operating expenses, excluding fuel and oil expense, profitsharing, and special items, and non-aircraft capital expenditures are both expected to increase compared with prior expectations. Based on fewer anticipated aircraft deliveries, the Company expects the decrease in aircraft capital expenditures to more than offset the increase in non-aircraft capital expenditures resulting in lower estimated total capital expenditures in full year 2023.

The Company has recently experienced significant cost relief from lower fuel prices, thus far, in first quarter 2023. The Company continues to maintain a multi-year fuel hedging program to provide insurance against spikes in jet fuel prices with significant fuel hedging protection in 2023. As of March 9, 2023, the fair market value of the Company's fuel derivative contracts settling in first quarter 2023 and full year 2023 was an asset of approximately $63 million and $256 million, respectively, and the Company had cash and short-term investments of approximately $12.2 billion, well in excess of debt outstanding.

The Company recently extended its published flight schedule for sale through November 4, 2023. The Company is taking a more conservative approach to fourth quarter growth and is trimming its fourth quarter 2023 capacity growth plans by approximately three points on a year-over-year basis. As such, the Company now expects its full year 2023 capacity to increase in the range of 15 to 16 percent, year-over-year, which is a decrease of approximately one point, year-over-year, compared with its previous guidance.

The Company continues to expect a net loss in first quarter 2023, and, barring significant unforeseen events and based on current trends, continues to expect a solid profit for full year 20233, both excluding special items.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits:
99.1 Southwest Airlines 2023 J.P. Morgan Industrials Conference Presentation
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

1Economic fuel cost projections do not reflect the potential impact of special items because the Company cannot reliably predict or estimate the hedge accounting impact associated with the volatility of the energy markets or the impact to its financial statements in future periods. Accordingly, the Company believes a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not meaningful or available without unreasonable effort.
2Projections do not reflect the potential impact of fuel and oil expense, special items, and profitsharing because the Company cannot reliably predict or estimate those items or expenses or their impact to its financial statements in future periods, especially considering the significant volatility of the fuel and oil expense line item. Accordingly, the Company believes a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not meaningful or available without unreasonable effort.
3Projections do not reflect the potential impact of special items because the Company cannot reliably predict or estimate those items or expenses or their impact to its financial statements in future periods. Accordingly, the Company believes a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures for these projected results is not meaningful or available without unreasonable effort.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specific forward-looking statements include, without limitation, statements related to (i) the Company's financial outlook, goals, plans, expectations, and projected results of operations, including factors and assumptions underlying the Company's expectations and projections; (ii) the Company’s plans and expectations with respect to capacity, including factors and assumptions underlying the Company’s plans and expectations; (iii) the Company's expectations with respect to its fuel costs, premium expenses, hedging gains, and the Company's related management of risks associated with changing jet fuel prices, including factors underlying the Company's expectations; (iv) the Company’s plans and expectations related to repayment of debt; (v) the Company’s fleet plans and expectations, including factors and assumptions underlying the Company’s plans and expectations; (vi) the Company’s plans and expectations with respect to capital spending, including factors and assumptions underlying the Company’s plans and expectations; (vii) the Company’s expectations regarding demand for travel, including managed business travel; and (viii) the Company’s plans and expectations with respect to investments in operational resiliency. These forward-looking statements are based on the Company's current estimates, intentions, beliefs, expectations, goals, strategies, and projections for the future and are not guarantees of future performance. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors include, among others, (i) the Company's ability to timely and effectively implement, transition, and maintain the necessary information technology systems and infrastructure to support its operations and initiatives; (ii) the impact of fears or actual outbreaks of diseases, extreme or severe weather and natural disasters, actions of competitors, consumer perception, economic conditions, banking conditions, fears of terrorism or war, socio-demographic trends, and other factors beyond the Company's control, on consumer behavior and the Company's results of operations and business decisions, plans, strategies, and results; (iii) the Company's dependence on its workforce, including its ability to employ sufficient numbers of qualified Employees to effectively and efficiently maintain its operations; (iv) the number and amount of Customer reimbursement requests received and granted by the Company in connection with the operational disruption; (v) the emergence of additional costs or effects associated with the cancelled flights, including litigation, government investigation and actions, and internal actions; (vi) the impact of fuel price changes, fuel price volatility, volatility of commodities used by the Company for hedging jet fuel, and any changes to the Company's fuel hedging strategies and positions, on the Company's business plans and results of operations; (vii) the Company's dependence on Boeing with respect to the Company's aircraft deliveries, fleet and capacity plans, operations, strategies, and goals; (viii) the Company's dependence on Boeing and the Federal Aviation Administration with respect to the certification of the Boeing MAX 7 aircraft; (ix) the Company's dependence on other third parties, in particular with respect to its technology related to operational resiliency, fuel supply, and the impact on the Company's operations and results of operations of any third party delays or non-performance; (x) the Company’s ability to timely and effectively prioritize its initiatives and focus areas and related expenditures; (xi) the impact of labor matters on the Company's business decisions, plans, and strategies; (xii) any negative developments related to the COVID-19 pandemic, including, for example, with respect to the duration, spread, severity, or any recurrence of the COVID-19 pandemic or any new variant strains of the underlying virus; the effectiveness, availability, and usage of COVID-19 vaccines; the impact of government mandates, directives, orders, regulations, and other governmental actions related to COVID-19 on the Company's business plans and its ability to retain key Employees; the extent of the impact of COVID-19 on overall demand for air travel and the Company's related business plans and decisions; and the impact of the COVID-19 pandemic on the Company's access to capital; (xiii) the impact of governmental regulations and other governmental actions on the Company's business plans and operations; and (xiv) other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10- K for the fiscal year ended December 31, 2022. Caution should be taken not to place undue reliance on the Company’s forward-looking statements, which represent the Company’s views only as of the date this report is filed. The Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

March 14, 2023	By:	/s/ Tammy Romo

Tammy Romo
Executive Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)